UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 30, 2024
Date of Report (Date of earliest event reported)
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38142		35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01 Completion of Disposition of Assets.

On September 30, 2024, Alon Brands, Inc. (“Alon”), a wholly owned subsidiary of Delek US Holdings, Inc. (NYSE: DK) (“Delek”), closed the previously announced transaction to sell 100% of the equity interests in its subsidiaries that own its retail related assets to Emprex Proximity LLC, a Delaware limited liability company (“Emprex”) for gross cash consideration of approximately $385 million (including the purchase of inventories) pursuant to that certain Equity Purchase Agreement dated July 31, 2024 (the "Purchase Agreement"), by and among Alon and Emprex. As a part of the transaction, Delek and Emprex have also entered into a supply agreement that provides for Delek's continued supply of fuel to the acquired entities for a period of 10 years following the closing.

The above description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement itself, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 8, 2024 with the Securities and Exchange Commission and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

2.1	<
Membership Interest Purchase Agreement, dated July 31, 2024, by and between Alon Brands, Inc. and Emprex Proximity LLC. (incorporated by reference to Exhibit 2.1 to the Company's Form 8-K filed on August 8, 2024).

99.1	#	Press release of Delek US Holdings, Inc. issued October 1, 2024.

99.2	#
Unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2024 and the three years ended December 31, 2023, which give effect to the Retail Transaction as if it had occurred on January 1, 2023 and the unaudited pro forma condensed consolidated balance sheet as of June 30, 2024, which gives effect to the Retail Transaction as if it had occurred on June 30, 2024.

104		Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

<    Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to supplementally furnish a copy of any of the omitted schedules to the United States Securities and Exchange Commission upon request, provided, however, that Delek may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedules or exhibits so furnished.
#    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2024	DELEK US HOLDINGS, INC.

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)